EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Daniel Schmidt, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the BBCMS Mortgage Trust 2023-C20 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

KeyBank National Association, as Master Servicer, LNR Partners, LLC, as Special Servicer, Computershare Trust Company, National Association, as Trustee and Certificate Administrator, Computershare Trust Company, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Wells Fargo Bank, National Association, as Primary Servicer for the Wyndham National Hotel Portfolio Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Wyndham National Hotel Portfolio Mortgage Loan on and after March 1, 2025, Rialto Capital Advisors, LLC, as Special Servicer for the Wyndham National Hotel Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Wyndham National Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Wyndham National Hotel Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Wyndham National Hotel Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Wyndham National Hotel Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Wyndham National Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Great Lakes Crossing Outlets Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Great Lakes Crossing Outlets Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Great Lakes Crossing Outlets Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Great Lakes Crossing Outlets Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Great Lakes Crossing Outlets Mortgage Loan, KeyBank National Association, as Primary Servicer for the Gloucester Premium Outlets Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Gloucester Premium Outlets Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Gloucester Premium Outlets Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Gloucester Premium Outlets Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Gloucester Premium Outlets Mortgage Loan, KeyBank National Association, as Primary Servicer for the South Lake at Dulles Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the South Lake at Dulles Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the South Lake at Dulles Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the South Lake at Dulles Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the South Lake at Dulles Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Barbours Cut IOS Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the Barbours Cut IOS Mortgage Loan on and after March 1, 2025, Argentic Services Company LP, as Special Servicer for the Barbours Cut IOS Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Barbours Cut IOS Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Barbours Cut IOS Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Barbours Cut IOS Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Barbours Cut IOS Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Cross Island Plaza Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Cross Island Plaza Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Cross Island Plaza Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Cross Island Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Cross Island Plaza Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Seagate Campus Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Seagate Campus Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Seagate Campus Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Seagate Campus Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Seagate Campus Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Oxmoor Center Mortgage Loan, Greystone Servicing Company LLC, as Special Servicer for the Oxmoor Center Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Oxmoor Center Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Oxmoor Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Oxmoor Center Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the One & Two Commerce Square Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the One & Two Commerce Square Mortgage Loan on and after March 1, 2025, LNR Partners, LLC, as Special Servicer for the One & Two Commerce Square Mortgage Loan, Wilmington Trust, National Association, as Trustee for the One & Two Commerce Square Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the One & Two Commerce Square Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the One & Two Commerce Square Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the One & Two Commerce Square Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 6330 West Loop South Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the 6330 West Loop South Mortgage Loan on and after March 1, 2025, Greystone Servicing Company LLC, as Special Servicer for the 6330 West Loop South Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the 6330 West Loop South Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the 6330 West Loop South Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the 6330 West Loop South Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 6330 West Loop South Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Fashion Valley Mall Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Fashion Valley Mall Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the Fashion Valley Mall Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the Fashion Valley Mall Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Fashion Valley Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the CX – 250 Water Street Mortgage Loan prior to March 1, 2025, Trimont LLC, as Primary Servicer for the CX – 250 Water Street Mortgage Loan on and after March 1, 2025, Argentic Services Company LP, as Special Servicer for the CX – 250 Water Street Mortgage Loan, Computershare Trust Company, National Association, as Trustee for the CX – 250 Water Street Mortgage Loan, Computershare Trust Company, National Association, as Custodian for the CX – 250 Water Street Mortgage Loan, BellOak, LLC, as Operating Advisor for the CX – 250 Water Street Mortgage Loan, and CoreLogic Solutions, LLC, as Servicing Function Participant for the CX – 250 Water Street Mortgage Loan.

Dated: March 16, 2026

/s/ Daniel Schmidt

Daniel Schmidt

Chief Executive Officer

(senior officer in charge of securitization of the depositor)